Exhibit 99.1

UNITED RENTALS TO ACQUIRE RSC HOLDINGS

Combined Company expected to have enhanced growth prospects and a more attractive business mix

Transaction expected to generate over $200 million of annual cost savings, with additional revenue and cash flow upside

Transaction is expected to be accretive to United Rentals’ Cash EPS in the first full year after closing and provide significant value to United Rentals and RSC stockholders

Board intends to authorize up to $200 million in stock buyback after close

GREENWICH, Conn. and SCOTTSDALE, Ariz., – December 16, 2011 – United Rentals, Inc. (NYSE: URI) (“United Rentals”) and RSC Holdings, Inc. (NYSE: RRR) (“RSC”) today announced that they have entered into a definitive merger agreement under which United Rentals will acquire RSC in a cash-and-stock transaction valued at $18.00 per share, or a total enterprise value of $4.2 billion, including $2.3 billion of net debt. The Boards of Directors of both companies have unanimously approved the proposed transaction and recommended that their respective stockholders approve the proposed transaction.

The proposed transaction will create a leading North American equipment rental company with a more attractive business mix, greater scale and enhanced growth prospects. The combination is also expected to accelerate United Rentals’ growth with industrial customers as well as provide a lower cost base and a less volatile revenue profile to better position the company through all phases of the business cycle. The new United Rentals is well-positioned to benefit from increased rental penetration, the continued strength of the industrial sector, serving customers across a variety of industries and a recovery in construction activity. United Rentals and RSC have already begun working on a plan to facilitate a smooth integration of the businesses and realization of over $200 million of potential cost savings.

Michael Kneeland, President and Chief Executive Officer of United Rentals said, “This transaction marks a transformative moment in our company’s history. Combining the experience and resources of two top performing equipment rental companies creates an exceptional company. The new United Rentals will build upon the best practices and management teams from both companies to deliver superior customer benefits and enhanced value for our stockholders. With the best talent in the industry, we have a tremendous opportunity to become the supplier of choice for customers throughout North America.”

Erik Olsson, RSC’s Chief Executive Officer and President, said, “RSC has a strong track record of profitable growth and we are proud of what we have built. At the same time, I am confident that by partnering with United Rentals we can accomplish far more than either company could have achieved on its own, including significant synergies. As a result, the transaction delivers significant value to our shareholders. Our similar customer-centric cultures and commitment to operational excellence will provide even greater value to our customers and facilitate a smooth integration. I look forward to helping to lead the integration process during a transition period.”

Upon the close of the transaction, three of RSC’s independent directors will receive seats on United Rentals’ existing Board of Directors.

Michael Kneeland, President and Chief Executive Officer of United Rentals, and Jenne Britell, United Rentals’ Chairman, will remain in their positions at the combined company.

Transaction Highlights

Upon the closing of the transaction, each outstanding share of RSC common stock will be converted into the right to receive $10.80 in cash and 0.2783 of a share of United Rentals common stock, subject to the terms and conditions of the merger agreement.

The transaction provides immediate value to RSC stockholders through the cash component, as well as continued participation in future value creation of United Rentals through their ownership of approximately 30% percent of United Rentals on a fully diluted basis. The price of $18.00 per share represents a 58% premium over RSC’s closing price as of December 15, 2011.

The cash portion of the transaction will be financed through new debt issuance and drawing on current loan facilities. United Rentals has obtained financing commitments from Morgan Stanley Senior Funding Inc., Bank of America Merrill Lynch and Wells Fargo in support of this transaction. By the end of 2012, the combined company’s leverage ratio is expected to be in line with United Rentals’ previously stated target range of 3.5x – 4.5x. As a result, United Rentals expects to retain its current corporate credit ratings. United Rentals intends to re-pay the outstanding amounts on RSC’s existing Senior Secured Credit Facilities and Senior Secured Notes due 2017, and assume all of RSC’s existing unsecured debt.

United Rentals’ Board also announced its intention to authorize after closing a stock buyback of up to $200 million of the Company’s common stock. United Rentals’ current intention is to complete the stock buyback within six to twelve months after closing.

The deal is expected to be accretive to United Rentals’ cash earnings per share in the first full year after closing. The transaction is anticipated to provide over $200 million of annual cost savings through the elimination of redundant infrastructure, branches and overhead, two thirds of which are expected to be achievable within the first twelve months following the closing of the transaction. The combination is also expected to provide meaningful revenue synergies from the expanded footprint, in particular with national and industrial account relationships and provide additional cash flow upside through optimization of the combined fleet and capital expenditures.

The proposed transaction is subject to the conditions of delivery of tax opinions and a solvency opinion as well as customary closing conditions, including approval by United Rentals and RSC stockholders, absence of a United Rentals and RSC material adverse effect and notification and clearance under certain antitrust statutes. United Rentals and RSC expect the transaction to close in the first half of 2012.

Oak Hill Capital Partners has agreed to vote its 33.5% shareholding in RSC in favor of the transaction.

Special meetings of the United Rentals’ and RSC’s respective stockholders will be held as soon as practicable after the preparation and mailing of the joint proxy statement/prospectus to be included in the registration statement on Form S-4 to be filed by United Rentals to register the shares of United Rentals common stock issuable in connection with the proposed transaction with the Securities and Exchange Commission and the subsequent mailing to United Rentals’ and RSC’s respective stockholders. The joint proxy statement/prospectus is expected to be mailed as promptly as practicable after the effectiveness of this registration statement.

Centerview Partners and Morgan Stanley & Co. LLC acted as financial advisors to United Rentals, and Sullivan & Cromwell LLP acted as the Company’s legal advisor. Barclays Capital and Goldman, Sachs & Co. were lead financial advisors to RSC, and Deutsche Bank also provided financial advice. Paul, Weiss, Rifkind, Wharton & Garrison LLP and Debevoise & Plimpton LLP acted as RSC’s legal advisors.

Conference Call / Webcast

United Rentals and RSC will hold an analyst and investor conference call/webcast today, Friday, December 16, at 8:00 a.m. ET to discuss the proposed acquisition. The webcast can be accessed on the investor relations sections on the two companies’ websites http://www.ur.com/investor and http://investor.rscrental.com. You can also listen to the conference call by dialing either (888) 874-9470 in the United States or (973) 935-8772 outside of the United States. Please reference conference ID 36465372.

A replay of the call will be available within 24 hours.

Contacts

For United Rentals:

Fred Bratman

Senior Vice President of Investor Relations and Corporate Communications

Office: (203) 618-7318

Cell: (917) 847-4507

fbratman@ur.com

Steve Lipin / Stan Neve

Brunswick Group

(212) 333-3810

For RSC Holdings:

Investor/Analyst Contacts:

Scott Huckins

Vice President – Treasurer

(480) 281-6956

scott.huckins@rscrental.com

Media Contact:

Chenoa Taitt

Rooney & Associates

(212) 223-0682

ctaitt@rooneyco.com

About United Rentals

United Rentals, Inc. (“United Rentals”) is the largest equipment rental company in the world, with an integrated network of 541 rental locations in 48 states and 10 Canadian provinces. The company’s approximately 7,500 employees serve construction and industrial customers, utilities, municipalities, homeowners and others. The company offers for rent approximately 2,900 classes of equipment with a total original cost of $4.26 billion. United Rentals is a member of the Standard & Poor’s MidCap 400 Index and the Russell 2000 Index® and is headquartered in Greenwich, Conn. Additional information about United Rentals is available at www.unitedrentals.com.

About RSC Holdings

RSC Holdings Inc. (NYSE: RRR) (“RSC Holdings”) based in Scottsdale, Arizona, is the holding company for the operating entity RSC Equipment Rental, Inc. (“RSC”), which is a premier provider of rental equipment in North America, servicing the industrial, maintenance and non-residential construction markets with $2.7 billion of equipment at original cost. RSC offers superior equipment availability, reliability and 24x7 service to customers through an integrated network of 452 branch locations across 42 states in the United States and three provinces in Western Canada. Customer solutions to improve efficiency and reduce cost include the proprietary Total Control® rental management software, Mobile Tool Rooms™ and on-site rental locations. With over 4,600 employees committed to safety and sustainability, RSC delivers the best value and industry leading customer service. All information is as of September 30, 2011. Additional information about RSC is available at www.RSCrental.com.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and in the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals and RSC Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the U.S. Securities and Exchange Commission as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission by United Rentals and RSC Holdings. United Rentals and RSC Holdings give no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals and RSC Holdings described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based upon information available to United Rentals and RSC Holdings on the date hereof; and United Rentals and RSC Holdings assumes no obligations to update or revise any such forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release relates to a proposed transaction between United Rentals and RSC Holdings, which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by United Rentals. This press release is not a substitute for the registration statement and joint proxy statement/prospectus that United Rentals will file with the SEC or any other documents that they may file with the SEC or send to shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about United Rentals and RSC Holdings, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the United Rentals website at http:// http://www.ur.com/investor under the heading “Investors” and then under “SEC Filings.” Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations at 203-618-7318.

Participants in Solicitation

United Rentals, RSC Holdings and their respective directors and executive officers and certain members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of United Rentals and RSC Holdings in connection with the proposed transaction. Information about the directors and executive officers of United Rentals and their ownership of United Rentals common stock is set forth in the proxy statement for the United Rentals 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 31, 2011. Information about the directors and executive officers of RSC Holdings and their ownership of RSC Holdings common stock is set forth in the proxy statement for the RSC Holdings’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 16, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.